Item 1: Report to Shareholders

International Bond Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Global concerns about rising interest rates and higher inflation kept returns modest in non-U.S. developed bond markets during the first six months of 2006. Returns on emerging markets bonds, however, were slightly negative after a round of profit taking in May and June put an end to a multiyear streak of outstanding performance. The U.S. Federal Reserve and the European Central Bank (ECB) monetary policy tightening led to higher U.S. and European bond yields, particularly among shorter-dated maturities. Japanese government bond yields also rose after the Bank of Japan ended its zero interest rate policy. Although emerging markets fundamentals—political stability, steady economic growth, and improving inflation trends—remained intact, their bond markets fell along with their equity markets after investors lost their appetite for risk and took profits. The dollar, burdened with large trade and budget deficits, fell against the euro and Japanese yen.

For the period ended June 30, 2006, the International Bond Fund posted a six-month return of 3.59% and a 12-month return of 0.84%. For both periods, the fund underperformed the Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index. (Returns for the fund’s Advisor Class shares, which have a different fee structure, were similar.) Although the fund’s 12-month results have been disappointing, U.S. investors should remember that they can benefit from potentially higher yields than those in the U.S. Foreign bond markets often move independently of one another and of the U.S. market. Since buying foreign bonds can be difficult and costly for the individual investor, this fund provides access to many foreign markets that few investors have the time, expertise, or resources to evaluate effectively on their own.

The Emerging Markets Bond Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Global. For the six months, the fund returned -0.22%, compared with -0.69% for the benchmark, and for the 12-month period, the fund posted a gain of 7.73%, compared with the benchmark’s 4.63% increase.

MARKET ENVIRONMENT

Federal Reserve tightening, steady economic growth, and inflation fears in the late spring drove U.S. Treasury bond prices lower. By the end of June, the Fed had raised its overnight lending rate four times in 2006 by a total of 100 basis points (100 basis points equal 1%) to 5.25%. Although these interest rate increases were expected, new Fed Chairman Benjamin Bernanke sent mixed signals about the Fed’s intentions. Some of his public statements indicated the central bank was very close to ending its two-year tightening policy. Other, more bearish pronouncements indicated that he believed the underlying rate of inflation was at the high end of his comfort zone and that higher interest rates might be necessary to keep inflation in check.

Economic data remained strong. Driven by Middle East political instability and strong global demand, petroleum rose to inflation-adjusted prices that had not been seen since the 1970s oil embargo. Nevertheless, global growth continued to expand, and concerns about global inflation subsided by the beginning of summer. After its June meeting, the Fed noted that economic growth and inflation rates would likely moderate in the year’s second half, and investors took that to mean that the Fed’s tightening cycle might actually end sometime this year.

Europe’s bond market, keeping pace with the U.S. Treasury market, also declined, but the European longer-dated bonds underperformed similar U.S. issues. Bond yields rose in response to anticipated ECB rate increases and the continent’s growing economic momentum. The German Ifo Business Survey reached its highest level in 15 years. The ECB became more concerned about the inflation outlook, particularly as energy prices rose to record levels. The central bank raised interest rates three times this year to 2.75%, and assured the market that it would remain vigilant against inflation. The market promptly reacted by pricing in interest rate hikes totaling about 75 basis points before year-end.

After a strong performance for the past several years, the Japanese bond market declined. The Bank of Japan announced that it would end its zero interest rate policy, and the market anticipated the central bank would hike rates sometime in the second half of 2006, adding to the negative market sentiment. Shortly after the end of our reporting period, the Bank of Japan, as expected, raised its target short-term lending rate to 0.25%, its first rate increase since 2001. Economic trends—rising employment, higher wages, and strong domestic demand—surpassed expectations, and strong demand from China and the U.S. bolstered the country’s export sector.

Although most of the world’s fixed-income markets posted mixed returns in local currencies, the weaker dollar helped returns for U.S. investors. Despite months of higher short-term interest rates, record-setting U.S. trade and budget deficits weighed on the dollar.

Emerging market bonds fell as investors sought to avoid risk. Volatility in emerging equity markets and fears of global inflation spilled over and hurt sentiment in emerging fixed-income markets. As a result, the difference in interest rates paid on emerging market credits and U.S. Treasuries started to widen after narrowing last year. Hedge funds unwinding their positions were responsible for much of the May and June sell-off.

Despite investors’ waning appetite for risk, a number of markets, particularly those with solid fundamental underpinnings, recovered by the end of June. Brazil, for example, announced it would buy back $4 billion of debt, had its central bank cut rates by 75 basis points, and reported a lower-than-expected rate of inflation. A credit rating agency upgraded its debt. Russia was another example of an improving credit story. The government announced that it would repay ahead of schedule all of its Paris Club debt, which are restructured loans, that total $22 billion. Many observers said the early payment would likely result in an eventual upgrading of Russia’s credit rating. Mexican debt also performed well. Its inflation rate was lower than expected, and although markets were volatile prior to the country’s presidential election, they settled down after it appeared that conservative candidate Felipe Calderón would be victorious.

Turkey was one of the worst performers for the year’s first half. Higher inflation, expanding trade deficits, and some concerns about the central bank’s missteps drove yields higher. The Turkish lira also tumbled. By the end of the quarter, the central bank restored some of its credibility with investors by raising interest rates and promising to intervene on behalf of the lira. Those actions helped to stabilize local bond and currency markets.

INTERNATIONAL BOND FUND

Higher bond yields impeded performance, particularly among our sub-investment-grade bond market holdings. (Bond prices and yields move in opposite directions.) Overweight positions relative to the benchmark in the local bond markets of Brazil and Turkey were the fund’s largest relative detractors. However, we benefited from our underweight in Japanese government bonds. Our currency selections had a negative impact on the fund’s relative performance, although U.S. investors gained some benefit from the falling U.S. dollar.

Our decision to underweight Japanese government bonds was the fund’s strongest contributor to performance relative to the benchmark. Signs that Japan’s economic recovery will be self-sustaining and the Bank of Japan’s decision to end its zero interest rate policy drove yields up and bond prices down. We also benefited from underweighting our holding of U.K. gilts (government bonds). Last year, we thought valuations in the long end of the U.K. gilt market were expensive. With improving U.K. economic data and rising inflation expectations, the market recognized that these bonds were overvalued, and their prices fell. An allocation of Israeli bonds also helped. Israel’s improving fiscal situation and higher interest rates relative to Europe and the U.S. supported the country’s fixed-income market. We also got a boost from our overweight position in New Zealand. New Zealand’s slowing economy and the peaking of its central bank’s tightening cycle pushed government bond prices higher and yields lower.

In light of the more risk-averse environment that developed during the first half of the year, we decided to take our profits and eliminate a number of our below investment-grade holdings. We sold bonds from Indonesia, Lebanon, Serbia, and Turkey. Since the fundamentals remained strong in many emerging markets, we looked for attractive opportunities to invest the sales proceeds. Based on our credit research, we found some compelling values in bond and currency markets in Brazil, Mexico, and the Philippines. Brazil’s improving debt position and higher commodity prices have boosted the value of the real. In Mexico, the economy remains strong, inflation has fallen faster than anticipated, and the Bank of Mexico is expected to keep interest rates on hold. The country has attractive inflation-adjusted interest rates, and we expect this to remain a favorable market for bond investors.

Our duration ended the period shorter than the benchmark’s. (A shorter duration typically means lower interest rate sensitivity.) The fund’s duration stood at 4.9 years—slightly longer than it was six months ago—compared with the benchmark of 5.9 years.

The weaker dollar contributed to the fund’s results for the period. Currency selection—primarily by being underweight in the pound sterling—detracted from relative returns. We also were hurt by our heavier-than-benchmark exposure to the Turkish lira and the Israeli shekel. Our large holding of the Brazilian real was a positive contributor and helped to offset some of these losses. We also got help from an overweight position in the Swedish krona.

The fund’s credit quality remained high. About 80% of our bond holdings were rated A or higher. We also have a healthy balance in cash or cash equivalents to take advantage of any increase in short-term rates.

EMERGING MARKETS BOND FUND

After several years of strong performance, emerging market bonds stumbled. Even though the fundamental conditions were unchanged in most emerging markets, investors lost their desire for higher-risk investments. Hedge funds seeking to unwind their large positions were responsible for much of the drop, although the global reduction of liquidity, equity market volatility, and inflation concerns contributed to the negative market sentiment.

Our allocation to the Turkish bond and currency markets was the largest detractor to our performance. The country’s rising inflation and burgeoning trade deficit along with the central bank’s initial reluctance to deal with its deteriorating finances scared investors. Although we had begun to dispose of our Turkish bonds before this crisis, they still represented our fifth-largest country holding at the end of the quarter.

Our holdings of Iraqi, Lebanese, and Indonesian bonds generated gains. During the second quarter, we took profits on our Lebanese holdings and added to our Iraqi position. In Russia, we took profits in the so-called Aries debt (German-issued debt that was linked to Russian loan repayments), which rallied after the Russian government said it would pay off its $22 billion of Paris Club debt ahead of schedule. We took the proceeds and invested in Gazprom, Russia’s lucrative state-owned natural gas company.

In Latin America, Brazil, the portfolio’s largest country allocation, performed well. The country’s fundamentals continued to improve. The government announced it would buy back $4 billion of debt, inflation figures came in lower than expected, and the central bank cut interest rates by 75 basis points. Argentina, another large holding in the fund, also rebounded on improving economic news. We added some Ecuadoran issues to the portfolio. The country’s economic and political situation has stabilized, and it appears that October’s presidential election is likely to be held without much disruption. Believing that Venezuelan issues had become overvalued, we liquidated our position. We have been cautious about Venezuela’s President Hugo Chavez’s policies and believe the market has not fully incorporated the risk they pose.

We continued purchasing more bonds denominated in local currencies. We anticipate that local-currency bonds will become more prevalent in emerging markets as governments borrow less in foreign currencies. This trend should deepen emerging economies’ domestic currency markets.

Our strategy remains focused on fundamental credit analysis and establishing high-conviction positions where warranted. We remain less focused on near-term trading events and prefer to build a diverse portfolio of longer-term positions. This approach is more appropriate to our fundamental investment style and enables us to hold down turnover and trading costs.

OUTLOOK

We expect global bond yields to rise modestly and believe that longer-dated U.S. maturities should outperform similar European issues. We expect the Federal Reserve to raise interest rates to 5.50% and then pause to analyze the incoming economic data, which we believe will be weaker and lead to a halt in the Fed’s current tightening cycle. A strengthened European economy is likely to create inflationary pressures. The ECB is likely to continue raising rates, which should lead to the European bond market’s near-term underperformance. Japan’s economy should continue to expand, and we expect the Bank of Japan to add another 25 basis points of rate hikes by the end of the year.

Longer term, the outlook becomes more uncertain. Even with the ECB’s tightening, we expect European bond yields to trade within a stable range. In Japan, however, we believe that their yield curve will flatten—that is, the spread between short- and long-term yields will narrow—and create a much more difficult environment for bond investors. Higher yields in Europe and Japan along with the Fed ending its tightening cycle are likely to contribute to dollar weakness, which should benefit investors in nondollar-denominated assets.

Investors are likely to recover some of their appetite for risk, and we expect some tightening in yield spreads between emerging and developed markets later this year, although volatility and flows in emerging market equities are likely to result in choppier markets than in the past few years. Over the longer term, the conditions look favorable in emerging debt markets. Debt buybacks are likely to continue, and large trade surpluses have better positioned many emerging countries to withstand the natural volatility in these markets. These factors are supportive, and we believe that emerging markets will remain a fertile ground for investors.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the
International Bond Fund’s Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the Emerging Markets
Bond Fund

July 20, 2006

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines, and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Hedged: The buying and selling of forward exchange contracts to lock a currency’s value. In an unhedged position, no steps are taken to protect against currency fluctuations.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index: Tracks an international basket of bonds that contains 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

PRICE AND YIELD

International Bond Fund

Six Months Ended 6/30/06	International Bond Fund	International Bond Fund–Advisor Class
Price Per Share	$ 9.50	$ 9.48
Dividends Per Share		
For 6 months	0.14	0.14
For 12 months	0.28	0.26
Capital Gains Per Share		
For 6 months	0.09	0.09
For 12 months	0.20	0.20
30-Day Dividend Yield *	3.37%	3.19%
30-Day Standardized Yield to Maturity	3.52	3.34

Emerging Markets Bond Fund

Periods Ended	12/31/05	6/30/06
Price Per Share	$13.60	$13.11
Dividends Per Share		
For 6 months	0.51	0.47
For 12 months	0.97	0.98
Capital Gains Per Share		
For 6 months	0.89	–
For 12 months	0.89	0.89
30-Day Dividend Yield *	7.16%	7.26%
30-Day Standardized Yield to Maturity	6.57	7.21

* Dividends earned for the last 30 days of the period indicated are annualized and divided by the funds' net asset value at the end of the period.
Yields will vary and are not guaranteed.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/06‡	Year Ended 12/31/05‡	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 9.40	$ 10.69	$ 10.25	$ 9.29	$ 7.86	$ 8.47
Investment activities						
Net investment income	0.14	0.27	0.25	0.25	0.25	0.32
Net realized and unrealized gain (loss)	0.19	(1.13)	0.88	1.46	1.43	(0.61)
Total from investment activities	0.33	(0.86)	1.13	1.71	1.68	(0.29)
Distributions						
Net investment income	(0.14)	(0.15)	(0.25)	(0.25)	(0.25)	–
Net realized gain	(0.09)	(0.28)	(0.44)	(0.50)	–	–
Tax return of capital	–	–	–	–	–	(0.32)
Total distributions	(0.23)	(0.43)	(0.69)	(0.75)	(0.25)	(0.32)
NET ASSET VALUE						
End of period	**$ 9.50**	**$ 9.40**	**$ 10.69**	**$ 10.25**	**$ 9.29**	**$ 7.86**

Ratios/Supplemental Data

Total return^	**3.59%**	**(8.18)%**	**11.40%**	**18.77%**	**21.80%**	**(3.41)%**
Ratio of total expenses to average net assets	0.85%†	0.86%	0.88%	0.91%	0.93%	0.95%
Ratio of net investment income to average net assets	3.07%†	2.67%	2.46%	2.58%	3.01%	3.98%
Portfolio turnover rate	117.8%†	103.7%	69.7%	38.5%	113.9%	107.6%
Net assets, end of period (in millions)	$ 1,808	$ 1,594	$ 1,663	$ 1,306	$ 1,058	$ 762

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/06‡	Year Ended 12/31/05‡	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 9.39	$ 10.68	$ 10.24	$ 9.28	$ 7.85	$ 8.47
Investment activities						
Net investment income	0.14	0.25	0.24	0.24	0.24	0.31*
Net realized and unrealized gain (loss)	0.18	(1.12)	0.88	1.46	1.43	(0.62)
Total from investment activities	0.32	(0.87)	1.12	1.70	1.67	(0.31)
Distributions						
Net investment income	(0.14)	(0.14)	(0.24)	(0.24)	(0.24)	–
Net realized gain	(0.09)	(0.28)	(0.44)	(0.50)	–	–
Tax return of capital	–	–	–	–	–	(0.31)
Total distributions	(0.23)	(0.42)	(0.68)	(0.74)	(0.24)	(0.31)
NET ASSET VALUE						
End of period	$ 9.48	$ 9.39	$ 10.68	$ 10.24	$ 9.28	$ 7.85

Ratios/Supplemental Data

	6 Months Ended 6/30/06‡	Year Ended 12/31/05‡	12/31/04	12/31/03	12/31/02	12/31/01
Total return^	3.39%	(8.36)%	11.24%	18.62%	21.65%	(3.73)%*
Ratio of total expenses to average net assets	1.03%†	1.05%	1.03%	1.06%	1.08%	1.15%*
Ratio of net investment income to average net assets	2.89%†	2.50%	2.31%	2.43%	2.82%	3.28%*
Portfolio turnover rate	117.8%†	103.7%	69.7%	38.5%	113.9%	107.6%
Net assets, end of period (in thousands)	$ 111,856	$ 85,009	$ 68,270	$ 50,217	$ 14,760	$ 5,026

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/06.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Par/Shares	Value
AUSTRALIA 0.1%		
Corporate Bonds 0.1%		
Australia & New Zealand Banking Group 4.45%, 2/5/15 (EUR) (1)	1,223,000	1,581
Westpac Banking, 2.875%, 6/25/08 (EUR)	659,000	828
Total Australia (Cost $2,362)		2,409
AUSTRIA 2.5%		
Government Bonds 2.5%		
Republic of Austria, 5.50%, 1/15/10	17,634,000	23,787
Republic of Austria, 5.875%, 7/15/06	16,928,000	21,647
Republic of Austria, 6.25%, 7/15/27	1,504,000	2,431
Total Austria (Cost $42,007)		47,865
BELGIUM 2.4%		
Corporate Bonds 0.1%		
Elia System Operator, 4.75%, 5/13/14	1,573,000	2,047
		2,047
Government Bonds 2.3%		
Kingdom of Belgium, 4.25%, 9/28/13	23,850,000	30,995
Kingdom of Belgium, 5.00%, 3/28/35	2,633,000	3,709
Kingdom of Belgium, 6.25%, 3/28/07	7,617,000	9,936
		44,640
Total Belgium (Cost $44,858)		46,687
BRAZIL 1.3%		
Government Bonds 1.3%		
Brazil Letra Tesouro Nacional, Zero Coupon, 1/1/08	12,400,000	4,641
Brazil Notas Do Tesouro Nacional, 6.00%, 5/15/09	3,485,000	2,298
Brazil Notas Do Tesouro Nacional, 6.00%, 8/15/10	3,320,000	2,102

Brazil Notas Do Tesouro Nacional, 6.00%, 5/15/15	7,961,000	4,598
Brazil Notas Do Tesouro Nacional, 6.00%, 8/15/24	7,738,000	4,255
Brazil Notas Do Tesouro Nacional, 6.00%, 5/15/45	8,784,000	4,509
Brazil Notas Do Tesouro Nacional, 10.00%, 1/1/14	5,490,000	1,996
Total Brazil (Cost $26,530)		24,399
CANADA 2.0%		
Government Bonds 2.0%		
Government of Canada, 5.00%, 6/1/14	16,160,000	14,906
Government of Canada, 5.75%, 6/1/33	3,935,000	4,143
Province of Ontario, 5.00%, 3/8/14	13,223,000	11,995
Province of Quebec, 9.375%, 1/16/23	5,870,000	7,700
Total Canada (Cost $37,986)		38,744
CAYMAN ISLANDS 0.1%		
Corporate Bonds 0.1%		
BES, 6.25%, 5/17/11 (EUR)	1,129,000	1,561
Total Cayman Islands (Cost $1,553)		1,561
DENMARK 1.0%		
Corporate Bonds 0.1%		
Nordic Telephone, 8.25%, 5/1/16 (EUR) (2)(3)	765,000	999
		999
Government Bonds 0.9%		
Kingdom of Denmark, 5.00%, 11/15/13	83,415,000	15,157
Kingdom of Denmark, 7.00%, 11/10/24	11,285,000	2,574
		17,731
Total Denmark (Cost $17,970)		18,730

FINLAND 0.4%

Corporate Bonds 0.1%

Nordea Bank, 5.75%, 3/26/14	1,598,000	2,135
		2,135

Government Bonds 0.3%

Republic of Finland, 5.00%, 7/4/07	4,233,000	5,494
		5,494
Total Finland (Cost $6,323)		7,629

FRANCE 11.5%

Corporate Bonds 0.8%

Aventis, 4.25%, 9/15/10	1,411,000	1,810
BNP Paribas, 5.25%, 12/17/12	1,129,000	1,522
Credit Agricole, 5.00%, 6/29/49 (GBP) (1)	2,000,000	3,484
France Telecom, 7.00%, 12/23/09	1,463,000	2,034
France Telecom, 8.125%, 1/28/33	286,000	477
Gie Suez Alliance, 5.125%, 6/24/15 (3)	1,129,000	1,499
Lafarge, 5.00%, 7/16/14	1,000,000	1,279
Veolia Environment, 4.875%, 5/28/13	1,100,000	1,422
Vivendi Environment, 5.875%, 2/1/12	931,000	1,268
		14,795

Government Bonds 10.7%

Republic of France, 4.00%, 10/25/14	23,100,000	29,467
Republic of France, 4.50%, 7/12/06	30,000,000	38,345
Republic of France, 5.00%, 10/25/16	7,054,000	9,699
Republic of France, 5.50%, 4/25/10	45,080,000	61,099
Republic of France, 5.50%, 4/25/29	19,749,000	29,464

MALAYSIA 0.3%		
Government Bonds 0.3%		
Government of Malaysia, 3.756%, 4/28/11	19,817,000	5,199
Total Malaysia (Cost $5,270)		5,199
MEXICO 4.4%		
Corporate Bonds 0.5%		
Pemex Project Funding Master Trust, 5.75%, 12/15/15 (USD) (3)	8,720,000	7,979
Pemex Project Funding Master Trust, 6.25%, 8/5/13 (EUR)	1,100,000	1,481
		9,460
Government Bonds 3.9%		
United Mexican States, 8.00%, 12/24/08	236,600,000	20,901
United Mexican States, 8.00%, 12/17/15	91,310,000	7,533
United Mexican States, 9.00%, 12/22/11	340,073,000	30,709
United Mexican States, 9.00%, 12/20/12	43,250,000	3,880
United Mexican States, 9.50%, 12/18/14	127,455,000	11,607
		74,630
Total Mexico (Cost $87,021)		84,090
NETHERLANDS 1.9%		
Corporate Bonds 0.5%		
Bank Nederlandse Gemeenten, 4.00%, 7/15/14	800,000	1,010
ING Bank, 5.50%, 1/4/12	1,129,000	1,529
Nell AF SARL, 8.375%, 8/15/15 (2)	900,000	1,161
Rabobank Nederland, 3.125%, 7/19/10	800,000	993
RWE Finance, 5.375%, 4/18/08	847,000	1,112
RWE Finance, 6.375%, 6/3/13 (GBP)	1,504,000	2,929
		8,734

Government Bonds 1.4%		
Government of Netherlands, 5.00%, 7/15/11	5,831,000	7,835
Government of Netherlands, 5.25%, 7/15/08	10,346,000	13,643
Government of Netherlands, 5.50%, 1/15/28	4,266,000	6,344
		27,822
Total Netherlands (Cost $32,289)		36,556
NIGERIA 0.0%		
Common Stocks 0.0%		
Central Bank of Nigeria, Warrants, 11/15/20 (USD) (5)	250	38
Total Nigeria (Cost $0)		38
POLAND 1.2%		
Government Bonds 1.2%		
Republic of Poland, 5.75%, 6/24/08	31,600,000	10,041
Republic of Poland, 6.00%, 5/24/09	42,060,000	13,438
Total Poland (Cost $23,725)		23,479
PORTUGAL 2.0%		
Government Bonds 2.0%		
Republic of Portugal, 3.00%, 7/17/06	26,333,000	33,648
Republic of Portugal, 5.15%, 6/15/11	3,668,000	4,938
Total Portugal (Cost $36,525)		38,586
RUSSIA 0.5%		
Corporate Bonds 0.1%		
Gaz Capital, 4.56%, 12/9/12 (EUR)	800,000	976
		976

Government Bonds 0.4%		
Russian Federation, 5.00%, 3/31/30 (USD) (4)	8,800,000	9,383
		9,383
Total Russia (Cost $10,361)		10,359
SOUTH AFRICA 0.9%		
Government Bonds 0.9%		
Republic of South Africa, 5.25%, 5/16/13 (EUR)	750,000	970
Republic of South Africa, 13.00%, 8/31/10 (3)	96,068,000	15,449
Total South Africa (Cost $18,224)		16,419
SPAIN 2.7%		
Corporate Bonds 0.1%		
Banco Bilbao Vizcaya Argentaria, 4.50%, 11/12/15 (Tender 11/12/10)	800,000	1,030
Telefonica Europe, 5.125%, 2/14/13	800,000	1,036
		2,066
Government Bonds 2.6%		
Kingdom of Spain, 4.00%, 1/31/10	1,434,000	1,847
Kingdom of Spain, 5.75%, 7/30/32	3,950,000	6,127
Kingdom of Spain, 6.00%, 1/31/08	32,164,000	42,614
		50,588
Total Spain (Cost $41,555)		52,654
SUPRANATIONAL 2.6%		
Corporate Bonds 2.6%		
Eurofima, 6.50%, 8/22/11 (AUD)	17,305,000	13,023
European Investment Bank, 6.00%, 7/15/09 (NZD) (3)	21,450,000	12,786

UNITED KINGDOM 6.3%

Corporate Bonds 1.6%

Barclays, 5.75%, 3/8/11 (EUR)	1,129,000	1,538
BAT International, 5.125%, 7/9/13 (EUR)	1,549,000	2,007
HBOS, 4.375%, 10/30/19 (Tender 10/30/14) (EUR)	1,223,000	1,544
HSBC Bank, 4.25%, 3/18/16 (EUR)	1,270,000	1,621
HSBC Holdings, 9.875%, 4/8/18	1,220,000	2,815
Imperial Tobacco Finance, 6.875%, 6/13/12	1,504,000	2,949
MMO2, 6.375%, 1/25/07 (EUR)	1,035,000	1,344
National Grid Transco, 5.00%, 7/2/18 (EUR)	386,000	489
Nationwide Building Society, 3.375%, 8/17/15 (Tender 8/17/10) (EUR)	1,692,000	2,097
Northern Rock, 5.75%, 2/28/17 (1)	2,004,000	3,743
Rolls Royce, 4.50%, 3/16/11 (EUR)	819,000	1,055
Royal Bank of Scotland, 6.00%, 6/29/49 (1)	1,904,000	3,605
Scottish Power, 8.375%, 2/20/17	1,223,000	2,766
Standard Chartered Bank, 3.625%, 2/3/17 (Tender 2/3/12) (EUR)	1,504,000	1,839
United Utilities Water, 4.25%, 1/24/20 (EUR)	450,000	533
		29,945

Government Bonds 4.7%

United Kingdom Treasury, 4.25%, 3/7/11	24,950,000	45,091
United Kingdom Treasury, 4.25%, 6/7/32	25,450,000	46,039
		91,130
Total United Kingdom (Cost $120,563)		121,075

UNITED STATES 2.4%

Corporate Bonds 2.4%

AIG Sunamerica, 5.625%, 2/1/12 (GBP)	1,504,000	2,813
Air Products & Chemicals, 3.875%, 3/10/15 (EUR)	900,000	1,086

Open Forward Currency Exchange Contracts at June 30, 2006 were as follows:

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
ABN Amro	8/24/06	BRL	15,944	USD	6,837	$ 425
ABN Amro	8/24/06	JPY	4,737,747	EUR	33,798	(1,649)
ABN Amro	8/24/06	MXN	345,319	USD	30,181	322
ABN Amro	8/24/06	SEK	247,255	USD	33,991	440
ABN Amro	8/24/06	USD	11,184	BRL	25,477	(420)
Credit Suisse	7/18/06	TWD	265,138	USD	8,635	(428)
Credit Suisse	7/18/06	USD	18,084	TWD	570,375	428
Credit Suisse	7/24/06	PHP	231,277	USD	4,356	(1)
Credit Suisse	8/24/06	CZK	74,782	USD	3,405	(36)
Credit Suisse	8/24/06	DKK	28,339	USD	4,899	(26)
Credit Suisse	8/24/06	ILS	20,989	USD	4,708	25
Credit Suisse	8/24/06	NOK	23,430	USD	3,855	(77)
Credit Suisse	8/24/06	SGD	7,010	USD	4,456	(18)
Credit Suisse	8/24/06	USD	7,249	AUD	9,527	182
Credit Suisse	8/24/06	USD	7,854	ZAR	50,475	836
JPMorgan Chase	8/18/06	MYR	67,762	USD	18,401	84
JPMorgan Chase	8/24/06	CAD	1,465	USD	1,326	(10)
JPMorgan Chase	8/24/06	EUR	22,360	USD	28,398	282
JPMorgan Chase	8/24/06	GBP	20,159	EUR	29,682	(756)
JPMorgan Chase	8/24/06	GBP	2,529	USD	4,716	(34)
JPMorgan Chase	8/24/06	ILS	78,160	USD	17,466	158
JPMorgan Chase	8/24/06	JPY	712,919	USD	6,362	(87)
JPMorgan Chase	8/24/06	KRW	37,342,988	USD	39,596	(168)
JPMorgan Chase	8/24/06	TRY	1,454	USD	952	(58)
JPMorgan Chase	8/24/06	USD	1,947	EUR	1,508	12
JPMorgan Chase	8/24/06	USD	637	GBP	344	0
JPMorgan Chase	8/24/06	USD	38,315	ILS	172,889	(668)
JPMorgan Chase	8/24/06	USD	25,963	JPY	2,947,555	19
JPMorgan Chase	8/24/06	USD	13,801	MXN	158,171	(171)
JPMorgan Chase	8/24/06	USD	4,764	NZD	7,597	147
JPMorgan Chase	8/24/06	USD	15,367	PLN	46,884	616
JPMorgan Chase	8/24/06	USD	1,188	TRY	1,630	185
Lehman Brothers	7/18/06	TWD	561,598	USD	18,052	(667)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,735,964)	$ 1,780,160
Affiliated companies (cost $153,859)	153,859
Total investments in securities	1,934,019
Foreign currency (cost $62,391)	62,915
Interest receivable	37,312
Receivable for investment securities sold	30,592
Receivable for shares sold	4,267
Cash	20
Other assets	123,100
Total assets	2,192,225
Liabilities	
Obligation to return securities lending collateral	82,820
Payable for investment securities purchased	58,773
Investment management fees payable	1,024
Payable for shares redeemed	816
Due to affiliates	152
Other liabilities	128,752
Total liabilities	272,337
NET ASSETS	$ 1,919,888
Net Assets Consist of:	
Undistributed net investment income	$ 25
Undistributed net realized gain	4,634
Net unrealized gain	38,444
Paid-in capital applicable to 202,194,962 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,876,785
NET ASSETS	$ 1,919,888

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 6/30/06	Year Ended 12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 27,333	$ 48,146
Net realized gain	22,554	25,814
Change in net unrealized gain (loss)	11,447	(230,546)
Increase (decrease) in net assets from operations	61,334	(156,586)
Distributions to shareholders		
Net investment income		
Investor Class	(25,872)	(26,404)
Advisor Class	(1,449)	(1,161)
Net realized gain		
Investor Class	(15,549)	(46,930)
Advisor Class	(863)	(2,365)
Decrease in net assets from distributions	(43,733)	(76,860)
Capital share transactions*		
Shares sold		
Investor Class	307,334	567,596
Advisor Class	41,886	73,729
Distributions reinvested		
Investor Class	36,986	66,671
Advisor Class	2,226	3,430
Shares redeemed		
Investor Class	(147,261)	(481,326)
Advisor Class	(18,191)	(48,647)
Redemption fees received	92	237
Increase in net assets from capital share transactions	223,072	181,690
Net Assets		
Increase (decrease) during period	240,673	(51,756)
Beginning of period	1,679,215	1,730,971
End of period	**$ 1,919,888**	**$ 1,679,215**
Undistributed net investment income	25	13

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and the International Bond Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days/3 months to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2006, approximately 11% of the fund’s net assets were invested in securities of companies located in emerging markets or issued by governments of emerging market countries or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the six months ended June 30, 2006, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the six months ended June 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2006, the value of loaned securities was $74,587,000; aggregate collateral consisted of $82,820,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $992,170,000 and $956,071,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $11,979,000 of realized losses recognized for financial reporting purposes in the year ended December 31, 2005, were recognized for tax purposes on January 1, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $1,889,823,000. Net unrealized gain aggregated $38,444,000 at period-end, of which $78,411,000 related to appreciated investments and $39,967,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subac-counting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $69,000 for Price Associates, $311,000 for T. Rowe Price Services, Inc., and $10,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2006, the fund was allocated $371,000 of Spectrum Funds’ expenses, of which $282,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2006, approximately 25% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $2,652,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $153,859,000 and $93,369,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for both classes) were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Annual Meeting Results

The T. Rowe Price International Bond Fund held an annual meeting on April 19, 2006, to elect directors to serve on the board of the fund and to consider simplifying the industry concentration fundamental policy for the fund.

The results of the voting were as follows (by number of shares):

To elect the directors listed below:

Jeremiah E. Casey

Affirmative:	718,136,060.446
Withhold:	13,989,752.038
Total:	732,125,812.484

Anthony W. Deering

Affirmative:	718,360,423.754
Withhold:	13,765,388.730
Total:	732,125,812.484

Donald W. Dick, Jr.

Affirmative:	718,146,828.959
Withhold:	13,978,983.525
Total:	732,125,812.484

David K. Fagin

Affirmative:	717,789,794.581
Withhold:	14,336,017.903
Total:	732,125,812.484

Karen N. Horn

Affirmative:	718,145,789.555
Withhold:	13,980,022.929
Total:	732,125,812.484

Theo C. Rodgers

Affirmative:	718,434,612.612
Withhold:	13,691,199.872
Total:	732,125,812.484

John G. Schreiber

Affirmative:	718,195,177.626
Withhold:	13,930,634.858
Total:	732,125,812.484

Edward C. Bernard

Affirmative:	718,140,841.520
Withhold:	13,984,970.964
Total:	732,125,812.484

Brian C. Rogers

Affirmative:	718,301,175.457
Withhold:	13,824,637.027
Total:	732,125,812.484

To simplify the industry concentration fundamental policy:

Affirmative:	88,970,569.569
Against:	3,336,288.504
Abstain:	2,598,721.020
Broker Nonvotes:	19,805,905.000
Total:	114,711,484.093

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006